Recent Developments	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Announcements made after September 30, 2012:

The South African government announced in the budget speech on February 22, 2012 that the secondary tax on companies (“STC”) would be repealed with the introduction of a 15 percent withholding tax on dividends. Gold mining companies, such as AngloGold Ashanti, who had previously elected to be exempt from STC were subject to a higher gold formula of 43 percent and company (non-mining income) tax rate of 35 percent. It was also announced that the higher maximum gold formula would be removed and the lower gold formula rate of 34 percent would be applicable as well as the lower company tax rate of 28 percent relative to non-mining income.